Zeo Strategic Income Fund

Class I	ZEOIX

(a series of Northern Lights Fund Trust)

Supplement dated April 30, 2018
to the Prospectus dated August 28, 2017

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Please be advised, that effective May 1, 2018, the fee table and the expense example for the Fund have been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.29%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.06%
(1)	Restated to reflect current expenses.
(2)	Acquired Fun Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements only include the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$108	$337	$585	$1,294

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Also, the second paragraph of the section entitled “Management” on page 8 of the Prospectus is hereby deleted in its entirety and replaced by the following:

The management fee set forth in the Fund’s Investment Advisory Agreement is 0.75% annually, to be paid on a monthly basis. For the fiscal year ended April 30, 2017, the Fund paid an investment advisory fee to the Adviser at an annual rate of 1.00% of the average daily net assets of the Fund. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated August 28, 2017. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.